January 12, 2015

DREYFUS PREMIER INVESTMENT FUNDS, INC.

- Dreyfus Greater China Fund

Supplement to Summary and Statutory Prospectus

dated March 1, 2014

BNY Mellon intends to sell all of its indirect minority ownership in Hamon Asian Advisors Limited, the fund's sub-adviser.  This transaction will be effected through an agreement whereby Mellon Overseas Investment Corporation (wholly-owned by BNY Mellon) will sell all of its ownership stake in The Hamon Investment Group PTE Limited, the parent of the sub-adviser, to Simon Associates Limited, subject to regulatory approval.  The transaction will not result in an “assignment” or the automatic termination of the sub-advisory agreement between The Dreyfus Corporation and Hamon Asian Advisors Limited. The transaction is expected to close in the first quarter of 2015.

0130S0115

January 12, 2015

DREYFUS PREMIER INVESTMENT FUNDS, INC.

- Dreyfus Greater China Fund

Supplement to Statement of Additional Information

dated March 1, 2014, as revised or amended, April 1, 2014, May 1, 2014,

July 1, 2014, October 1, 2014, November 26, 2014 and January 1, 2015

BNY Mellon intends to sell all of its indirect minority ownership in Hamon Asian Advisors Limited, the fund's sub-adviser.  This transaction will be effected through an agreement whereby Mellon Overseas Investment Corporation (wholly-owned by BNY Mellon) will sell all of its ownership stake in The Hamon Investment Group PTE Limited, the parent of the sub-adviser, to Simon Associates Limited, subject to regulatory approval.  The transaction will not result in an “assignment” or the automatic termination of the sub-advisory agreement between The Dreyfus Corporation and Hamon Asian Advisors Limited. The transaction is expected to close in the first quarter of 2015.

GRP2-SAISTK-0115-2